COLUMBIA FINANCIAL, INC. ANNOUNCES THE RESULTS OF ITS OFFERING; FINAL MERGER CONSIDERATION; AND ANTICIPATED CLOSING DATE

Fair Lawn, New Jersey — July 16, 2026. Columbia Financial, Inc. (the “Company”), a Maryland corporation and the proposed successor to Columbia Financial, Inc. (Nasdaq Global Select Market: CLBK), a Delaware corporation and the mid-tier holding company for Columbia Bank (the “Holding Company” or “Columbia”), announced today that it has completed its firm commitment underwritten offering in connection with Columbia’s second-step conversion. As a result of the firm commitment underwritten offering and the recently completed subscription offering, the Company expects to sell 167,236,353 shares of its common stock at a purchase price of $10.00 per share for total offering proceeds of $1.67 billion.

Orders for a total of 52,291,781 shares at a purchase price of $10.00 per share have been accepted in the firm commitment underwritten offering, for which Keefe, Bruyette & Woods, Inc., A Stifel Company, served as the lead-left book running manager, Piper Sandler & Co. acted as co-book running manager and Brean Capital, LLC acted as co-manager. The Company received orders for 114,944,572 shares in the subscription offering portion of its second-step conversion, for which Keefe, Bruyette & Woods, Inc., A Stifel Company, acted as selling agent, including 5,017,091 shares subscribed for by the Company’s ESOP. Existing shares of the Holding Company common stock held by the minority shareholders will be exchanged for 2.2000x shares of Company common stock. Cash in lieu of fractional shares will be paid at a rate of $10.00 per share.

The Company also announced that, immediately upon completion of the conversion, it expects to complete the acquisition of Northfield Bancorp Inc. Based on the final valuation report of the independent appraiser, Northfield stockholders will receive either $14.25 in cash or 1.425 shares of Company common stock for each share of Holding Company common stock, or a combination thereof, subject to the elections they made and proration procedures, for aggregate merger consideration of $580 million. For Northfield stockholders who did not make an election (“non-election shares”), such stockholders will receive a mix of cash and Company common stock for the non-election shares of Northfield common stock held by such stockholders based on the proration procedures in the Agreement and Plan of Merger, which will result in final aggregate merger consideration of 70% stock and 30% cash. As previously announced, the election deadline for Northfield stockholders was 5:00 p.m., New York time, on Friday, July 10, 2026.

The transactions are scheduled to close on July 20, 2026, at which time Columbia Bank MHC will cease to exist, the Company will become a fully public company and the Northfield merger will have been completed. The shares of common stock sold in the offering and issued in the exchange and the shares of Company stock issued as merger consideration are expected to begin trading on the Nasdaq Global Select Market on July 21, 2026 under the symbol “CLBK”.

If you subscribed for shares of the Company’s common stock in the subscription offering and have any questions regarding your subscription order, you may confirm your subscription order online at https://allocations.kbw.com, or you may contact the Stock Information Center at (844) 265-9680. Existing stockholders of the Holding Company or current Northfield stockholders who hold their shares directly as the record holder and have any questions about their accounts should contact the Company’s transfer agent Broadridge Financial Solutions, LLC at (877) 830-4932. Existing stockholders of the Holding Company or Northfield whose shares are beneficially held in “street name” should contact their broker-dealer, bank or other nominee with any questions about their accounts.

Additionally, purchasers in the subscription offering who have questions about their Direct Registration System (“DRS”) Book-Entry statements, as well as interest checks, should contact Broadridge Corporate Issuer Solutions, LLC after the closing date at (800) 586-1549.

About Columbia

The Holding Company is a Delaware corporation organized as Columbia Bank’s mid-tier stock holding company and is a majority-owned subsidiary of Columbia Bank MHC. The Company is a newly formed Maryland corporation that will be the successor to the Holding Company upon closing of the second-step conversion. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates 70 full-service banking offices and offers traditional financial services to consumers and businesses in its market area. For more information about Columbia Bank, please visit www.columbiabankonline.com.

Disclaimer and Caution About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Columbia and Northfield, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Columbia or Northfield or their respective management about future events.

Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following: (i) the outcome of any legal proceedings that may be instituted against Columbia or Northfield; (ii) the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Northfield operate; (iii) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (iv) the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (v) the diversion of management’s attention from ongoing business operations and opportunities; (vi) potential adverse reactions of Columbia’s or Northfield’s customers or changes to business or employee relationships, including those resulting from the completion of the proposed transaction; (vii) a material adverse change in the financial condition of Columbia or Northfield; (vii) changes in Columbia’s or Northfield’s share price before closing; (viii) risks relating to the potential dilutive effect of shares of Columbia’s common stock to be issued in the proposed transaction; (ix) general competitive, economic, political and market conditions, including the impact of any potential government shutdown; (x) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and (xi) other factors that may affect future results of Columbia or Northfield, including, among others, changes in asset quality and credit risk; the imposition of tariffs and any retaliatory responses; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Columbia’s, Northfield’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Columbia’s, Northfield’s or the combined company’s results.

Although each of Columbia and Northfield believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions based on its existing knowledge of its business and operations, there can be no assurance that actual results of Columbia or Northfield will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by Columbia with the Securities Exchange Commission (the “SEC”), and in Northfield’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, and its other filings with the SEC and quarterly reports on Form 10-Q, and other documents subsequently filed by Northfield with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Columbia, Northfield or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Columbia and Northfield urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Columbia and Northfield. Forward-looking statements speak only as of the date they are made and Columbia and/or Northfield undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. For purposes of this section, references to Columbia include both Columbia Financial, Inc., a Delaware corporation and the current mid-tier holding company for Columbia Bank, and Columbia Financial, Inc., a Maryland corporation and the proposed successor holding company of Columbia Bank.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.